SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Target 2014 Fund

Effective immediately, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Ohn Choe, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2006.

Rahmila Nadi, Associate. Portfolio Manager of the fund. Joined the fund in 2013.

Effective immediately, the following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

•
Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Portfolio Manager for Retail Fixed Income: New York.

•	BIS, University of Minnesota.

Ohn Choe, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2006.

•	Joined Deutsche Asset & Wealth Management in 2005.

•	Portfolio Manager for Retail Fixed Income: New York.

•	BS, Georgetown University; MBA, New York University.

Rahmila Nadi, Associate. Portfolio Manager of the fund. Joined the fund in 2013.

•	Joined Deutsche Asset & Wealth Management in 2012 after six years of experience at J.P. Morgan Chase in credit portfolio trading.

•	BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Effective June 20, 2013, Ohn Choe will no longer serve as a portfolio manager of the fund. All references to Mr. Choe are hereby deleted.

Please Retain This Supplement for Future Reference

June 10, 2013
PROSTKR-264